Exhibit 24.1

2013 Edison International
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, ROBERT L. ADLER, W. JAMES SCILACCI, POLLY L. GAULT, MARK C. CLARKE, BARBARA E. MATHEWS, ROBERT C. BOADA, GEORGE T. TABATA, JEFFERY D. DURAN, PAIGE W. R. WHITE, KATHLEEN BRENNAN DE JESUS, MICHAEL A. HENRY and DARLA F. FORTE, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2012, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2013, any Current Reports on Form 8-K from time to time during 2013 from the date hereof through December 31, 2013, or in the event this Board of Directors does not hold a regular meeting in December 2013, through the last day of the month in which this Board holds he next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed at Rosemead, California, as of this 13th day of December, 2012.

EDISON INTERNATIONAL

	By:	/s/ Theodore F. Craver, Jr.
Theodore F. Craver, Jr.
Chairman of the Board, President,
and Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

2013 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Theodore F. Craver, Jr.
Theodore F. Craver, Jr.	Chairman of the Board, President,
Chief Executive Officer, and Director
Principal Financial Officer:

/s/ W. James Scilacci
W. James Scilacci	Executive Vice President, Chief
Financial Officer, and Treasurer
Controller and Principal Accounting Officer:

/s/ Mark C. Clarke
Mark C. Clarke	Vice President and Controller

Additional Directors:

/s/ Jagjeet S. Bindra	Director	/s/ Ronald L. Olson	Director
Jagjeet S. Bindra		Ronald L. Olson
/s/ Vanessa C.L. Chang	Director	/s/ Richard T. Schlosberg, III	Director
Vanessa C.L. Chang		Richard T. Schlosberg, III
/s/ France A. Córdova	Director	/s/ Thomas C. Sutton	Director
France A. Córdova		Thomas C. Sutton
/s/ Charles B. Curtis	Director	/s/ Peter J. Taylor	Director
Charles B. Curtis		Peter J. Taylor
/s/ Bradford M. Freeman	Director	/s/ Brett White	Director
Bradford M. Freeman		Brett White
/s/ Luis G. Nogales	Director
Luis G. Nogales

2013 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, RUSSELL C. SWARTZ, LINDA G. SULLIVAN, POLLY L. GAULT, BARBARA E. MATHEWS, MARK C. CLARKE, ROBERT C. BOADA, CHRIS C. DOMINSKI, GEORGE T. TABATA, JEFFERY D. DURAN, PAIGE W. R. WHITE, KATHLEEN BRENNAN DE JESUS, MICHAEL A. HENRY and DARLA F. FORTE, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2012, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2013, any Current Reports on Form 8-K from time to time during 2013 from the date hereof through December 31, 2013, or in the event this Board of Directors does not hold a regular meeting in December 2013, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed at Rosemead, California, as of this 13th day of December, 2012.

SOUTHERN CALIFORNIA EDISON COMPANY

	By:	/s/ Ronald L. Litzinger
Ronald L. Litzinger
President

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

2013 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Ronald L. Litzinger
Ronald L. Litzinger	President

Principal Financial Officer:

/s/ Linda G. Sullivan
Linda G. Sullivan	Senior Vice President and
Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Chris C. Dominski
Chris C. Dominski	Vice President and Controller

Additional Directors:

/s/ Theodore F. Craver, Jr.	Director	/s/ Luis G. Nogales	Director
Theodore F. Craver, Jr.		Luis G. Nogales
/s/ Jagjeet S. Bindra	Director	/s/ Ronald L. Olson	Director
Jagjeet S. Bindra		Ronald L. Olson
/s/ Vanessa C.L. Chang	Director	/s/ Richard T. Schlosberg, III	Director
Vanessa C.L. Chang		Richard T. Schlosberg, III
/s/ France A. Córdova	Director	/s/ Thomas C. Sutton	Director
France A. Córdova		Thomas C. Sutton
/s/ Charles B. Curtis	Director	/s/ Peter J. Taylor	Director
Charles B. Curtis		Peter J. Taylor
/s/ Bradford M. Freeman	Director	/s/ Brett White	Director
Bradford M. Freeman		Brett White